UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2013

NEOPHOTONICS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-35061	94-3253730
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2911 Zanker Road

San Jose, California 95134

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: +1 (408) 232-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)

On September 30, 2013, NeoPhotonics Corporation (the “Company”) was notified by PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm, that the client-auditor relationship between the Company and PwC will cease upon the completion of the Company’s filing of its Quarterly Report on Form 10-Q for the three-month period ended September 30, 2013, or November 15, 2013, if earlier, with PwC thereby effectively resigning as the Company’s independent registered public accounting firm on such earlier date.

The reports of PwC on the Company’s financial statements for the fiscal years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the two fiscal years ended December 31, 2012 and 2011, and in the subsequent interim period through September 30, 2013, there were no disagreements between the Company and PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the matter in their report. In addition, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K, except as follows:

At December 31, 2012, the Company’s management and PwC concluded that the Company did not maintain, in all material respects, effective internal control over financial reporting as of that date because a material weakness in internal control over financial reporting related to the reconciliation of inventory count results to the Company’s accounting records at the Company’s California facilities existed as of that date. Such material weakness was described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

Additionally, in the course of preparing the Company’s Quarterly Report on Form 10-Q for the three-month period ended June 30, 2013, the Company’s management concluded that as of March 31, 2013 an additional material weakness existed such that the Company did not maintain effective internal control over financial reporting over the preparation and review of the Company’s consolidated statement of cash flows. Specifically, the Company did not adequately execute controls related to the review of non-cash adjustments pertaining to purchases of property, plant and equipment. This control deficiency resulted in the restatement of the Company’s consolidated financial statements for the quarter ended March 31, 2013, and review adjustments for the quarter ended June 30, 2013.

The Company has requested PwC to furnish it a letter addressed to the Securities and Exchange Commission stating whether PwC agrees with the above statements. A copy of that letter, dated October 4, 2013, is filed as Exhibit 16.1 to this Form 8-K.

(b)

The audit committee of the Company’s board of directors is in the process of selecting a successor independent registered public accounting firm. Once such successor firm is engaged, the Company will file a current report on Form 8-K to report the engagement.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description

16.1	Letter from PricewaterhouseCoopers LLP, dated October 4, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2013	NEOPHOTONICS CORPORATION

	By:	/s/ Cal R. Hoagland
Cal R. Hoagland
Interim Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

16.1	Letter from PricewaterhouseCoopers LLP, dated October 4, 2013.